Sealed Air Company Overview As of September 18, 2015 Contact: Lori Chaitman, VP, Investor Relations Email: lori.chaitman@sealedair.com Exhibit 99.1

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Settlement
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Annual
Report
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Factors”
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appearing
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most
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Annual
Report
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Form
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filed
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Commission,
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July
30,
2015
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press
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3 2013 2020 VISION To create a better way for life MISSION We Re-imagine™ the industries we serve to create a world that feels, tastes and works better.

•
Focus on innovation
to
accelerate core growth and
enter adjacent markets
•
Introduce new business
models and share in the value
created
•
Technology-driven
R&D
investments dedicated to remote
monitoring, data gathering, and
tracking and analytics
•
Create ONE
company
culture
•
Improve productivity with
focus on support expense
ratio
•
End market focus vs.
product focus
•
Value-added
selling
approach

Total Sales
Adj. EBITDA
Free Cash Flow
Adj. EBITDA
Margin
Improvement
Cumulative FCF
Generation, 2012 -
2014
Organic Growth
Organic Growth
2014 HIGHLIGHTS*
* 2014 Sales & Adj. EBITDA includes financial results from the Food Care’s NA Trays and Absorbent Pads Business, which accounted for approx. $200M in Sales and $40M in Adj. EBITDA. This business was divested on April 2, 2015.

Total Sales
Adj. EBITDA
Free Cash Flow
Adj. EBITDA
Margin
Improvement
Improvement
Organic Growth
Organic Growth
H1 2015 HIGHLIGHTS*
* Q1 2015 Sales & Adj. EBITDA includes financial results from the Food Care’s NA Trays and Absorbent Pads Business, which accounted for approx. $50M in Sales and $10M in Adj. EBITDA. This business was divested on April 2, 2015.

Sealed Air: H1 2015 Organic Sales Growth 3.4%

2014 Net Sales ($M)
H1 2015 Net Sales ($M)
H1 2015 Net Sales
Divestiture
-55
-7.1%
Foreign
Exchange
-345
Volume
Price/Mix
H1 2014 Net Sales
Constant Dollar Sales Growth: 2.0%
Organic Sales Growth: 3.4%
2014 Net Sales
+0.8%
Foreign
Exchange
-183
Volume
Price/Mix
2013 Net Sales
Constant Dollar Sales Growth: 3.2%
Organic Growth: 3.2%
-6
7,691
7,751
3,801
3,531
29
249
101

Price/Mix & Volume Trends

* Food Care & North America Q2 2015 results reflect organic growth trends, which exclude the impact of currency translation and NA Trays and Absorbent Pads Business divestiture.
Product Price/Mix
(% Change)
By Division
Q1 2015
Q2 2015
Food Care
3.3%
2.7%
Diversey Care
1.7%
2.2%
Product Care
3.5%
1.3%
Sealed Air
2.9%
2.4%
By Region
Q1 2015
Q2 2015
North America
2.5%
1.3%
EMEA
1.8%
1.5%
Latin America
11.4%
11.9%
AsiaPac
0.7%
1.3%
Sealed Air
2.9%
2.4%
Volume
(% Change)
By Division
Q1 2015
Q2 2015
Food Care
2.5%
1.5%
Diversey Care
(0.2%)
1.6%
Product Care
(2.4%)
(1.6%)
Sealed Air
0.6%
0.9%
By Region
Q1 2015
Q2 2015
North America
0.6%
1.1%
EMEA
1.2%
1.4%
Latin America
(4.8%)
(3.2%)
AsiaPac
2.8%
2.3%
Sealed Air
0.6%
0.9%
(% Change)
By Division
Q1 2015
Q2 2015
Food Care
5.8%
4.2%*
Diversey Care
1.5%
3.8%
Product Care
1.1%
(0.3%)
Sealed Air
3.5%
3.3%*
By Region
Q1 2015
Q2 2015
North America
3.2%
2.3%*
EMEA
3.1%
2.9%
Latin America
6.6%
8.7%
AsiaPac
3.5%
3.6%
Sealed Air
3.5%
3.3%*
Constant Dollars Sales Growth*

Sealed Air: H1 2015 Adj. EBITDA Margin 16.8%

H1
2015
Adj.
EBITDA
($M)
H1 2014
Adj. EBITDA
Volume
-27
Mix & Price/
Cost Spread
Cost Synergies
10.7%
SG&A/
Other
H1 2015
Adj. EBITDA
Foreign
Exchange
-56
Divestiture
-12
Margin:
14.1%
Margin:
16.8%
Constant Dollar Adj. EDITDA Growth: 21.3%
Organic Adj. EBITDA Growth: 23.4%
2014 Adj. EBITDA ($M)
2013
Volume
-127
Mix & Price/
Cost Spread
Cost Synergies
7.5%
SG&A/
Other
2014
Foreign
Exchange
-30
Constant Dollar Adj. EDITDA Growth: 10.4%
Organic Adj. EBITDA Growth: 12.0%
1,118
1,041
150
97
114
5
33
-12
535
592

Cleaning & Hygiene
Solutions
Integrating of technology-
enabled connected services
& systems
Increasing productivity, food
safety & infection
prevention
General & Performance
Packaging Solutions
Leveraging data &
technology to minimize
damage, optimize cube,
increase fulfillment velocity
& improve customer
experience
Packaging & Hygiene
Solutions
Full Range of
Equipment/Systems
Engineering Plant Designs
Lowering total costs &
reducing waste
How We Deliver Value
2014 Sales
2014 Adj. EBITDA
2014 Sales
2014 Adj. EBITDA Margin
2014 Sales
2014 Adj. EBITDA Margin

Food Care Business Snapshot
2014* SALES: $3.6B

2014 Percent of Sales
By Region
TOP 20 CUSTOMERS GENERATE
~25% OF SALES
2014 Net Sales
By End Market
Who We Serve
GLOBAL ADDRESSABLE MARKET: $38B  |  ESTIMATED GLOBAL MARKET SHARE 10%
Source: Sealed Air estimates
*Note: As reported, excluding the North American Trays and Absorbents, divested in 2015
37%
15%
32%
North America
Latin America
EMEA
Asia Pacific
30%
15%
Fresh Red Meat
Smoked & Processed Meat
Poultry
Dairy Solids
Beverages
Other
20%
13%
11%
11%
16%

Food Care End Market Drivers

•
Economy impacting
market
•
Large herd with low
productivity
•
Bags per head: 14
•
Growing penetration and
bags per head
•
Penetration of boxed
beef, case ready and
export for fresh beef
BRAZIL: #1 POSITION
•
Stable herd
•
Driving growth through
case ready innovations
in Western Europe
•
Market position in
Russia
•
Technologies that drive
demand
EUROPE: #1 POSITION
•
Strong performance
•
Non-sustainable
slaughter
•
Bag per head: 25
•
Strong export market
performance
•
Automation, case ready
penetration
•
Features that add value
are driving demand
AUSTRALIA: #1 POSITION
•
Herd rebuilding
•
Largest bag per head:
35+
•
Automation
•
Case ready penetration
•
Features that add value
and drive demand
NA: #1 POSITION
GLOBAL BEEF MARKET
WE CONSISTENTLY OUTPACE
GLOBAL COMPETITORS
FOOD WASTE REDUCTION
25% -
40% OF FOOD GROWN, PROCESSED &
TRANSPORTED IN U.S. WILL NEVER BE CONSUMED
INNOVATIONS TO REDUCE FOOD WASTE
Cold Chain
Monitoring
Moisture Barrier
Film
Smart(er)
Labeling
Sanitation
& Hygiene
Vacuum
Skin Packaging
Re-
closability
Transport
Protection
Active
Packaging
Meal
Portioning
Moving Product
Through the
Supply Chain
Packaging
Technologies
that Extend
Freshness
Consumer-
Centric
Packaging
Designs

Models that
leverage our
deep segment
and
operational
expertise with
knowledge
management
Technologies
that can be
extended to
adjacent
markets with
higher growth
rates
Food Care: Innovation  & Operating Disciplines
Drive Performance
Volume fueled by core growth
opportunities and adoption of
Change the Game initiatives,
offset by continued
rationalization
Price/Mix driven by new
product acceptance and
ongoing pricing disciplines
EBITDA margin expansion
opportunities as a result of
increased volume, favorable
mix and price cost spread,
and disciplined cost
management
13
NEW MARKET
SEGMENTS
INNOVATION-
ENABLED
NEW BUSINESS
MODELS
Technologies
that enhance
our position in
core, mature
segments
GAME CHANGING SOLUTIONS
FINANCIAL DRIVERS

Constant Dollar Net Sales Growth: 3.6%
H1 2015 Net Sales ($M)
Food Care: H1 2015 Adjusted EBITDA Margin 21.1%
14
2014 Adjusted EBITDA ($M)
H1 2015 Adjusted EBITDA ($M)
15.0%
H2 2015
Foreign
Exchange
-29
SG&A/
Other
-5
Cost
Synergies
-12
Volume
Mix &
Price/Cost
Spread
H1 2014
Divest-
titure
2014 Net Sales ($M)
Adj. EBITDA Margin:
H1 2015: 21.1%
H1 2014: 17.0%
Organic* Net Sales Growth: 5.0%
H1 2015
-7.5%
H1 2014
2013
2014
+0.6%
2013
2014
-12
+9.0%
-20
Foreign
Exchange
Volume
SG&A/
Other
-51
Mix &
Price/Cost
Spread
Cost
Synergies
Adj. EBITDA Margin:
2014: 17.5%
2013: 16.1%
Organic* Adj. EBITDA Growth: 27.9%
* Organic growth excludes currency translation and Food Care’s NA Trays and Absorbent Pads Business divestiture.
Constant Dollar Adj. EBITDA Growth: 12.2%
317
68
10
15
364
3,814
3,835
615
87
51
670
1,866
1,726

Diversey Care Business Snapshot
2014 AS REPORTED SALES: $2.2B

2014 Percent of Sales
By Region
TOP 20 CUSTOMERS GENERATE
~20% OF SALES
2014 Net Sales
By End Market
Who We Serve
GLOBAL ADDRESSABLE MARKET: $27B  |  ESTIMATED GLOBAL MARKET SHARE 8%
Source: Sealed Air estimates
North America
Latin America
EMEA
Asia Pacific
Building Service Contractors
Food Service
Food Retail
Hospitality
Healthcare
Distribution
Other
27%
8%
52%
13%
12%
13%
12%
13%
10%
31%
9%

Diversey Care End Market Drivers

THE CHANGING WORLD IS IMPACTING OUR INDUSTRY
Hygiene Standards…
Food Safety...
Sustainability Standards…
Labor Scarcity…
Healthcare Compliance…
Increased hygiene
standards
$226B cost of
absenteeism
Increased food safety
1 in 6
food-poisoned in US
Increased healthcare
compliance $40B
Hospital Acquired
Infection (HAI) in US
Increased labor
scarcity & Illiteracy
Up to 70%
turnover in BSC
The Opportunity of Clean
“The Value of Clean” ISSA Survey
Reduced probability of catching cold or influenza
80%
Surfaces contaminated with viruses reduced
62%
Reduced absenteeism
46%
Productivity gain in a 100 employee office with an
average salary of $25k will lead to $125k in savings
2% -
8%
Customers avoid a store if restrooms are not clean.
35% of those customers will not return.
50%

Diversey Care: Innovation  & Operating Disciplines
Drive Performance
Volume driven by new
customer wins, bolt-on
acquisitions and ramp of
Change the Game initiatives,
offset by purposeful
rationalization of low-margin
business
Price/Mix dependent on
ongoing pricing disciplines
and customer mix
EBITDA margin expansion
opportunities as a result of
disciplined cost management,
elimination of low margin
business and higher mix of
innovative platform sales
17
GAME CHANGING SOLUTIONS
FINANCIAL DRIVERS
ROBOTICS
INTERNET
OF CLEAN™
SUSTAINABILITY
Smartly connect
facilities and
equipment
Enable
customers’
operational
excellence and
smart cleaning
services
Better and more
efficient service
Next generation of
cleaning
machines based
on Artificial
Intelligence
Dramatic increase
in user safety
Simplification of
customer process
Reduced
environmental
impact
Reduced use of
resources &
utilities

H1 2015 Net Sales ($M)
Diversey Care: H1 2015 Adjusted EBITDA 11.0%

2014 Adjusted EBITDA ($M)
H1 2015 Adjusted EBITDA ($M)
H2 2015
-5.7%
Mix &
Price/Cost
Spread
H1 2014
Foreign
Exchange
-18
SG&A/
Other
-8
Cost
Synergies
Volume
2014 Net Sales ($M)
Adj. EBITDA Margin:
H1 2015: 11.0%
H1 2014: 10.8%
Constant Dollar Net Sales Growth: 2.7%
H1 2015
-7.7%
H1 2014
-40
SG&A/
Other
Cost
Synergies
-10
Foreign
Exchange
2014
+3.2%
Volume
Mix &
Price/Cost
Spread
2013
Adj. EBITDA Margin:
2014: 11.3%
2013: 11.0%
Constant Dollar Net Sales Growth: 3.0%
+0.6%
Constant Dollar Adj. EBITDA Growth: 7.5%
Constant Dollar Adj. EBITDA Growth: 9.7%
117
7
2
10
110
1,086
1,003
237
26
9
23
245
2,161
2,173
2013
2014

Product Care Business Snapshot
2014 AS REPORTED SALES: $1.7B

2014 Percent of Sales
By Region
CHANNEL PARTNERS
2014 Net Sales
By End Market
Who We Serve
GLOBAL ADDRESSABLE MARKET: $6.5B  |  ESTIMATED GLOBAL MARKET SHARE 25%
Source: Sealed Air estimates
North America
Latin America
EMEA
Asia Pacific
E-Commerce
3PL Fulfillment
Consumer Applications
General Manufacturing
Transportation
Electronics
59%
4%
25%
12%
18%
7%
19%
38%
6%
12%

Product Care End Market Drivers

A recent consumer study conducted by the Harris Poll
Trends
High Growth Market Sectors
e-Commerce
Third-Party
Logistics
(3PL)
Cold Chain
Construction
Electronics
Transportation
INCREASES IN FREIGHT COSTS
OMNI-CHANNEL FULFILLMENT
CHANGING CUSTOMER EXPECTATIONS
dimensional
weight pricing
reduce pack size
without sacrificing
production
freight carriers
non-professional
packers
space limited
environments
material storage
constraints
Next day /
same day
delivery speeds
More conscious
of packaging
in general
Expect packages
to reflect how
much a brand
values their $

Product Care: Innovation  & Operating Disciplines
Drives Performance
Volume driven by core growth
and Change the Game
initiatives, offset by product
rationalization
Price/Mix dependent on ability
to maintain pricing disciplines
and ensure capture of
differentiated value
proposition
EBITDA margin expansion
opportunities as a result of the
adoption of performance-
based packaging and Change
the Game Initiatives, re-
allocation of resources into
high growth areas and
disciplined cost management
21
GAME CHANGING SOLUTIONS
FINANCIAL DRIVERS
Catalyzing the advancement
and growth of strategic
partners through automation
and a system solution
approach
FULFILLMENT VELOCITY
Enabling value added
differentiation and customized
solutions to further enhance
their customer’s experience
upon delivery
CUSTOMER EXPERIENCE
Reducing damage with a total
solution approach through:
Application knowledge
Advanced design tools
State of the art testing
Virtual simulation
DAMAGE REDUCTION
Creating the “perfect optimized
package” resulting in:
Minimized material waste
Reduced freight costs
Reduced use of natural
resources
CUBE OPTIMIZATION

H1 2015 Net Sales ($M)
Product Care: H1 2015 Adjusted EBITDA 20.4%

H1 2015 Adjusted EBITDA ($M)
141
34
4
155
H2 2015
Foreign
Exchange
9.6%
SG&A/
Other
-10
Cost
Synergies
-7
Mix &
Price/Cost
Spread
Volume
-8
H1 2014
Adj. EBITDA Margin:
H1 2015: 20.4%
H1 2014: 17.6%
Constant Dollar Net Sales Growth: 0.4%
803
758
-5.5%
H1 2014
H1 2015
2014 Net Sales ($M)
2014 Adjusted EBITDA ($M)
1,610
1,655
2013
2014
Constant Dollar Net Sales Growth: 3.7%
+2.8%
266
37
17
293
2013
Mix &
Price/Cost
Spread
-2
+9.9%
2014
Foreign
Exchange
-2
SG&A/
Other
-24
Cost
Synergies
Volume
Adj. EBITDA Margin:
2014: 17.7%
2013: 16.5%
Constant Dollar Adj. EBITDA Growth: 16.6%
Constant Dollar Adj. EBITDA Growth: 10.5%

GET FIT Driving Results: Adjusted EBITDA of 20% by 2020 23 Adjusted EBITDA, 2013 – 2020E +20% ~ 18% 13.5% 14.4% 16.3% - 16.5% 2013 2014 2015 Outlook 2018 Outlook 2020 Target

321

936
94
425
425
425
425
400
450
450
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2033
Credit Facility
ST Borrowings & Current Portion of LT Debt
Senior Notes
6.5%
5.25%
6.875%
4.875%
5.125%
5.5%
€4.5%
($ millions)
Appropriate and Manageable Debt
24

Capital Expenditures
Maintenance + Growth Capex Range:
~$180M -
$220M
Support core growth opportunities and
Change the Game initiatives
Disciplined Approach to Capital Allocation
25
Debt
Optimal Net Debt/EBITDA Ratio:
3.5x -
4x
Attractive debt maturity profile provides
flexibility
Solid cash flows and sources of liquidity
Share Repurchase / Dividend
As of Sept. 11, 2015, repurchased 9.5M
shares inclusive of ASR program currently
underway
Approx. $1.1 billion available under
repurchase program
Assess dividend payout ratio annually
M&A Strategy
Targeted bolt-on technology based
acquisitions (i.e. Intellibot, B+)

Sealed Air: Continuing to Change the Game or in all markets we serve Solid Global & -focused Strong EBITDA to shareholders 26